SECURITIES AND EXCHANGE COMMISSION

                             Washington, D C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 2000

                                 DOCUPORT, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-28451               22-3649272
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       (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)              File Number)         Identification No.)

                81 TWO BRIDGES ROAD, FAIRFIELD, NEW JERSEY 07004
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code......... 973-882-3177

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         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant

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a.

      1.

                  i. The former accountant, BDO Dunwoody, was not hired to prepare the Registrant's audit for the 12 month period ending December 31, 1999.

                 ii. The principal accountant's report on the financial statements for either of the past two years contained no adverse opinion or no disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to a qualification of its ability to continue doing business.

                 iii. The decision to change accountants was recommended and approved by the board of directors.

      2. The registrant has engaged a new principal accountant, JR Cohn & Co., commencing March 30, 2000. The Company's former accountant is based in Montreal Canada. The Company determined to utilize an accountant that was based in the United States since its principal executive offices and most of its business operations are now based in the United States.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Docuport, Inc.,

                                             a Delaware Corporation


Date: March 30, 2000                    By: /s/ Norman Docteroff
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                                                Norman Docteroff, President